Fiscal 2024 Third-Quarter Earnings Conference Call /////// May 7, 2024 Exhibit 99.3

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies and develop innovations for, transform and improve healthcare, our ability to find partners for our S2S Global and Contigo Health businesses and the potential benefits thereof, our ability to fund and conduct share repurchases pursuant to the share repurchase authorization and the potential benefits thereof (including the accelerated share repurchase transaction, which could be affected by volatility or disruptions in the capital markets or other factors), the payment of dividends at current levels or at all, guidance on expected future financial performance and assumptions underlying that guidance, and our expected effective income tax rate, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to risks and uncertainties, many of which are outside Premier’s control. More information on risks and uncertainties that could affect Premier’s business, achievements, performance, financial condition, and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those sections of Premier’s Form 10-K for the year ended June 30, 2023, and subsequent Quarterly Reports on Form 10-Q, including the Form 10-Q for the quarter ended March 31, 2024, expected to be filed with the SEC shortly after this presentation. Premier’s periodic and current filings with the SEC are made available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast include certain “adjusted” and other “non-GAAP” financial measures, including free cash flow, as defined in Regulation G under the Securities Exchange Act of 1934. These measures are not in accordance with, or an alternative to, GAAP. The Appendix to this presentation includes schedules that reconcile the historical non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. You should carefully read Premier’s earnings release and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, expected to be filed shortly after this presentation, for definitions of Premier’s non-GAAP financial measures and further explanation and disclosure regarding Premier’s use of non-GAAP financial measures, and such information should be read in conjunction with this presentation. These materials are made available on the company’s website at investors.premierinc.com.

Overview Michael J. Alkire President and Chief Executive Officer Financial and Operational Review Craig McKasson Chief Administrative and Financial Officer

Remain on track for fiscal 2024 Operating performance exceeded expectations for profitability Total net revenue increase driven by growth in both the Supply Chain Services and Performance Services segments Reaffirming full-year fiscal 2024 financial guidance Continued to return additional capital to stockholders through $400 million accelerated share repurchase transaction

Continue to advance two core strategies Technology-enabling and streamlining all aspects of the supply chain Made progress driving adoption of digital supply chain capabilities Renewed, expanded and signed new partnership agreements Continue to deliver significant value in the market Leveraging unique data, technologies and AI capabilities to support provider performance improvement and growth in certain adjacent markets Recent release of 100 Top Hospitals, in partnership with Fortune Magazine; success of this program has helped to generate new business and expand partnerships Also, continued to expand relationships and establish new partnerships with hospitals and health systems to drive margin improvement

Fiscal 2024 third quarter financial highlights Adjusted EBITDA* decreased 5% to $107.3 million Performance Services segment net revenue increased 9% to $115.0 million GAAP net loss of $49.2 million; $(0.36) per fully diluted share includes $140.1 million impairment related to Contigo Health Adjusted net income* decreased 8% to $61.2 million and adjusted EPS* of $0.55 flat compared to prior-year period Supply Chain Services segment net revenue increased 5% to $227.7 million GPO net administrative fees revenue increased 6% Direct sourcing products revenue was relatively flat Software licenses, other services and support revenue increased 29% *These are non-GAAP financial measures. Refer to the Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to the corresponding GAAP measures. (Compared with fiscal 2023 third quarter) Total net revenue increased 6% to $342.6 million

Strong financial position with flexible balance sheet Cash flow from operations of $190.3 million Free cash flow* outflow of $48.1 million Cash and cash equivalents of $61.9 million No outstanding balance on $1.0 billion unsecured, revolving credit facility *This is a non-GAAP financial measure. Refer to the Appendix for a reconciliation of free cash flow to the corresponding GAAP measure. (As of and for the quarter ended March 31, 2024) Implemented $400 million accelerated share repurchase transaction; received and retired an initial delivery of approximately 15 million Class A common shares Paid dividends of $73.1 million to stockholders in first nine months of 2024 Board declared a dividend of $0.21 per share, payable on June 15, 2024, to stockholders of record as of June 1, 2024 Impacted by $148.6 million in tax payments related to the sale of non-healthcare GPO operations

Fiscal 2024 guidance * Adjusted EBITDA, adjusted EPS and free cash flow presented in this financial guidance are forward-looking non-GAAP measures. Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Use of Forward-Looking Non-GAAP Measures" on slide 11 for additional explanation. Guidance Metric Fiscal 2024 Guidance Range* (as of May 7, 2024) Segment Net Revenue: Supply Chain Services Performance Services   $840 million to $880 million $425 million to $445 million Total Net Revenue $1.265 billion to $1.325 billion Adjusted EBITDA $405 million to $425 million Adjusted EPS $2.06 to $2.18 Fiscal 2024 guidance is based on the realization of the following key assumptions: Net administrative fees revenue of $588 million to $603 million Direct sourcing products revenue of $207 million to $222 million Supply Chain Services segment software licenses, other services and support revenue of $45 million to $55 million Capital expenditures of $93 million to $103 million Effective income tax rate in the range of 26% to 28% Free cash flow of 45% to 55% of adjusted EBITDA, excluding the impact of tax payments related to the sale of non-healthcare GPO operations Includes the estimated fiscal 2024 impact of the initial $400 million accelerated share repurchase transaction under the $1 billion share repurchase authorization Does not include the impact of any significant acquisitions or divestitures

Fiscal 2025 high-level perspectives Supply Chain Services segment net revenue, excluding S2S Global, is expected to decline due to a further increase in aggregate blended member fee share from the current mid-50% to the low-60% range as the company continues to renew and extend GPO agreements with members Anticipate continued growth in member purchasing and gross administrative fees revenue but will be more than offset by the increase in member fee share Given high-margin nature of the GPO business, this will have a meaningful impact on profitability Performance Services segment net revenue, excluding Contigo Health, is expected to grow in the mid-single digit range, which will be comprised of: Double-digit growth in adjacent markets businesses Low-single digit growth in healthcare provider business

Appendix

Use of Forward-looking Non-GAAP Financial Measures The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items include, but are not limited to, strategic- and acquisition-related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended March 31, Nine Months Ended March 31, 2024 2023 2024 2023 Net (loss) income $(49,162) $48,649 $46,114 $155,982 Interest expense (income), net 1,763 4,269 (870) 11,759 Income tax (benefit) expense (15,664) 17,232 17,552 59,766 Depreciation and amortization 20,497 20,275 61,092 65,153 Amortization of purchased intangible assets 12,280 11,916 37,480 35,415 EBITDA (30,286) 102,341 161,368 328,075 Stock-based compensation 8,283 6,709 23,671 16,859 Acquisition- and disposition-related expenses 1,092 6,294 8,495 11,592 Strategic initiative and financial restructuring-related expenses (61) 1,942 2,969 10,988 Equity in net (income) loss of unconsolidated affiliates (753) (4,630) 1,639 (14,547) Gain on sale of investment in unconsolidated affiliates (11,046) — (11,046) — Impairment of assets 140,053 — 140,053 — Other reconciling items, net — — — (312) Adjusted EBITDA $107,282 $112,656 $327,149 $352,655

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended March 31, Nine Months Ended March 31, 2024 2023 2024 2023 (Loss) income before income taxes $(64,826) $65,881 $63,666 $215,748 Equity in net (income) loss of unconsolidated affiliates (753) (4,630) 1,639 (14,547) Interest expense (income), net 1,763 4,269 (870) 11,759 Other income, net (14,913) (2,954) (18,500) (3,720) Operating (loss) income (78,729) 62,566 45,935 209,240 Depreciation and amortization 20,497 20,275 61,092 65,153 Amortization of purchased intangible assets 12,280 11,916 37,480 35,415 Stock-based compensation 8,283 6,709 23,671 16,859 Acquisition- and disposition-related expenses 1,092 6,294 8,495 11,592 Strategic initiative and financial restructuring-related expenses (61) 1,942 2,969 10,988 Deferred compensation plan expense 3,889 2,859 7,369 3,148 Impairment of assets 140,053 — 140,053 — Other reconciling items, net (22) 95 85 260 Adjusted EBITDA $107,282 $112,656 $327,149 $352,655 SEGMENT ADJUSTED EBITDA Supply Chain Services $114,021 $117,474 $343,486 $356,978 Performance Services 27,039 24,954 79,768 87,290 Corporate (33,778) (29,772) (96,105) (91,613) Adjusted EBITDA $107,282 $112,656 $327,149 $352,655

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended March 31, Nine Months Ended March 31, 2024 2023 2024 2023 Net (loss) income attributable to stockholders $(40,195) $46,801 $58,868 $153,563 Income tax (benefit) expense (15,664) 17,232 17,552 59,766 Amortization of purchased intangible assets 12,280 11,916 37,480 35,415 Stock-based compensation 8,283 6,709 23,671 16,859 Acquisition- and disposition-related expenses 1,092 6,294 8,495 11,592 Strategic initiative and financial restructuring-related expenses (61) 1,942 2,969 10,988 Equity in net (income) loss of unconsolidated affiliates (753) (4,630) 1,639 (14,547) Gain on sale of investment in unconsolidated affiliates (11,046) — (11,046) — Impairment of assets 140,053 — 140,053 — Other reconciling items, net (7,805) 3,408 (8,866) 6,622 Adjusted income before income taxes 86,184 89,672 270,815 280,258 Income tax expense on adjusted income before income taxes 24,993 23,315 78,536 72,867 Adjusted net income $61,191 $66,357 $192,279 $207,391

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited) (In thousands) Nine Months Ended March 31, 2024 2023 Net cash provided by operating activities $190,270 $331,178 Early termination payments to certain former limited partners that elected to execute a Unit Exchange Agreement (74,574) (73,180) Purchases of property and equipment (67,626) (58,464) Free Cash Flow $48,070 $199,534

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended March 31, Nine Months Ended March 31, 2024 2023 2024 2023 Net (loss) income attributable to stockholders $(40,195) $46,801 $58,868 $153,563 Income tax (benefit) expense (15,664) 17,232 17,552 59,766 Amortization of purchased intangible assets 12,280 11,916 37,480 35,415 Stock-based compensation 8,283 6,709 23,671 16,859 Acquisition- and disposition-related expenses 1,092 6,294 8,495 11,592 Strategic initiative and financial restructuring-related expenses (61) 1,942 2,969 10,988 Equity in net (income) loss of unconsolidated affiliates (753) (4,630) 1,639 (14,547) Gain on sale of investment in unconsolidated affiliates (11,046) — (11,046) — Impairment of assets 140,053 — 140,053 — Other reconciling items, net (7,805) 3,408 (8,866) 6,622 Adjusted income before income taxes 86,184 89,672 270,815 280,258 Income tax expense on adjusted income before income taxes 24,993 23,315 78,536 72,867 Adjusted net income $61,191 $66,357 $192,279 $207,391

Fiscal 2024 and 2023 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended March 31, Nine Months Ended March 31, 2024 2023 2024 2023 Weighted average: Basic weighted average shares outstanding 111,156 118,872 116,754 118,668 Dilutive shares 564 944 569 1,164 Weighted average shares outstanding - diluted 111,720 119,816 117,323 119,832 Basic (loss) earnings per share attributable to stockholders $(0.36) $0.39 $0.50 $1.29 Income tax (benefit) expense (0.14) 0.14 0.15 0.50 Amortization of purchased intangible assets 0.11 0.10 0.32 0.30 Stock-based compensation 0.07 0.06 0.20 0.14 Acquisition- and disposition-related expenses 0.01 0.05 0.07 0.10 Strategic initiative and financial restructuring-related expenses — 0.02 0.03 0.09 Equity in net (income) loss of unconsolidated affiliates (0.01) (0.04) 0.01 (0.12) Gain on sale of investment in unconsolidated affiliates (0.10) — (0.09) — Impairment of assets 1.26 — 1.20 — Other reconciling items, net (0.07) 0.03 (0.07) 0.06 Impact of corporation taxes (0.22) (0.20) (0.67) (0.61) Impact of dilutive shares — — (0.01) (0.02) Adjusted earnings per share $0.55 $0.55 $1.64 $1.73